UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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TEGNA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 3, 2021

Egan-Jones Joins Leading Proxy Advisory Firms ISS and Glass Lewis in Recommending TEGNA Shareholders Vote “FOR” ALL 12 TEGNA Director Nominees on the GOLD Proxy Card

Tysons, VA – TEGNA Inc. (NYSE: TGNA) today announced that independent proxy advisory firm Egan-Jones Proxy Services (“Egan-Jones”), recommended that TEGNA shareholders vote “FOR” all 12 of TEGNA’s director nominees on the GOLD proxy card at the Annual Meeting of Shareholders on May 7, 2021. Leading proxy advisory firms Institutional Shareholder Services (“ISS”) and Glass Lewis & Co. recently issued the same voting recommendation.

Howard Elias, Chairman of the Board, said, “We welcome Egan-Jones’ recommendation that shareholders should vote for all of TEGNA’s director nominees. Receiving unanimous support from all three proxy advisory firms is a strong endorsement of the Board and management team’s execution of our value creation strategy as well as our longstanding work to advance Diversity, Equity and Inclusion across all levels of the company.”

In making its recommendation, Egan-Jones writes:

•

“We continue to believe that Tegna’s slate of nominees is highly equipped with industry experience, skills and expertise for sustainable value creation in the long-run. Contrary to Standard General’s slate of nominees, the incumbent Board’s diversity offers a wide array of understanding of corporate governance, operations, media, technology, social/digital, capital markets and M&A, which we believe are of great contribution to the Company.”

•	“We believe that there is no compelling reason to reshape the Board’s current composition as Standard General, has again, failed to present a substantial argument to elect its own slate of nominees.”

We encourage shareholders to vote TODAY to reelect TEGNA’s highly qualified, engaged and diverse directors using the GOLD proxy card so that the Board and management team can continue to execute the company’s strategy to maximize value for ALL shareholders. Discard any white proxy cards received.

Please visit TEGNAvalue.com for additional materials about TEGNA’s 2021 Annual Meeting of Shareholders on May 7, 2021.

YOUR VOTE IS IMPORTANT, NO MATTER HOW

MANY SHARES YOU OWN

Time is short! Please vote your shares by telephone or by Internet TODAY, by following the simple instructions on the GOLD proxy card.

If you have any questions about how to vote your shares,

please call the firm assisting us with the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareholders may call:

1(877) 687-1865 (toll-free from the U.S. and Canada), or

+1(412) 232-3651 (from other countries)

Remember, please do not vote using any white card you may receive from Standard General. Use only the GOLD proxy card to vote TODAY for all of TEGNA’s highly qualified, engaged and diverse directors.

About TEGNA

TEGNA Inc. (NYSE: TGNA) is an innovative media company that serves the greater good of our communities. Across platforms, TEGNA tells empowering stories, conducts impactful investigations and delivers innovative marketing solutions. With 64 television stations in 51 U.S. markets, TEGNA is the largest owner of top 4 network affiliates in the top 25 markets among independent station groups, reaching approximately 39 percent of all television households nationwide. TEGNA also owns leading multicast networks True Crime Network and Quest. TEGNA Marketing Solutions (TMS) offers innovative solutions to help businesses reach consumers across television, digital and over-the-top (OTT) platforms, including Premion, TEGNA’s OTT advertising service. For more information, visit www.TEGNA.com.

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are subject to a number of risks, trends and uncertainties that could cause actual results or company actions to differ materially from what is expressed or implied by these statements, including risks relating to the coronavirus (COVID-19) pandemic and its effect on our revenues, particularly our nonpolitical advertising revenues. Potential regulatory actions, changes in consumer behaviors and impacts on and modifications to TEGNA’s operations and business relating thereto and TEGNA’s ability to execute on its standalone plan can also cause actual results to differ materially. Other economic, competitive, governmental, technological and other factors and risks that may affect TEGNA’s operations or financial results are discussed in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statements in this communication should be evaluated in light of these important risk factors. TEGNA is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services, Internet service providers or other media.

Important Additional Information

TEGNA has filed a definitive proxy statement and form of GOLD proxy card with the SEC in connection with the solicitation of proxies for TEGNA’s 2021 Annual Meeting of shareholders (the “Proxy Statement” and such meeting the “2021 Annual Meeting”). TEGNA, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of TEGNA’s directors and executive officers and their respective interests in TEGNA by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in TEGNA’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in TEGNA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 1, 2021. Details concerning the nominees of TEGNA’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TEGNA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders are able to obtain a copy of the definitive Proxy Statement and other documents filed by TEGNA free of charge from the SEC’s website, www.sec.gov. TEGNA’s shareholders are also able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to TEGNA, 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from the Company’s website, https://www.tegna.com.

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For media inquiries, contact:

Anne Bentley

Vice President, Corporate Communications

703-873-6366

abentley@TEGNA.com

George Sard/Andy Duberstein

Sard Verbinnen & Co.

TEGNA-SVC@SARDVERB.com

For investor inquiries, contact:

Douglas Kuckelman

Head of Investor Relations

703-873-6764

dkuckelman@TEGNA.com